SUMMARY PROSPECTUS

MAY 1, 2015

Investor Class

Ticker Symbol: SSHFX

Institutional Class

Ticker Symbol: SSHVX

Sound Shore Fund seeks growth of capital using a value-oriented approach. Shares of the Fund are offered to investors without any sales charge or Rule 12b-1 (distribution) fees.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.soundshorefund.com/shareholder_PSA.asp. You can also get this information at no cost by calling 1-800-551-1980 or by sending an e-mail request to SoundShoreFund@citi.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2015, as amended and supplemented from time to time, and most recent report to shareholders, for the year ended December 31, 2014, are all incorporated by reference into this Summary Prospectus.

Summary Section

Investment Objective

The investment objective of Sound Shore Fund, Inc. (the “Fund”) is growth of capital.

Fees and Expenses

The following tables describe the various fees and expenses that you will pay if you invest in the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a % of amount redeemed)	None		None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None		None
Redemption Fee	None		None
Exchange Fee	None		None
Maximum Account Fee	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75%
Distribution (12b-1) Fees	None		None
Other Expenses	0.17%		0.08%
Total Annual Fund Operating Expenses	0.92%		0.83%
Fee Waivers and/or Expense Reimbursements(1)	—%	–	0.08%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.92%		0.75%

(1)

Pursuant to an expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reimburse all of the ordinary expenses of the Institutional Class included in Total Annual Fund Operating Expenses for the Institutional Class (excluding advisory fees, interest, taxes, securities lending costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and all litigation costs). The agreement is in effect until at least May 1, 2016. Thereafter, it is automatically renewed for one year terms unless the Adviser gives notice of its termination.

Example

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund’s Investor Class and Institutional Class and then redeem all of your shares at the end of each period. This example also assumes that your investment has a 5% annual return and that the Fund’s Total Annual Fund Operating Expenses remain the same, except that the Institutional Class’ expense limitation is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$94	$293	$509	$1,131
Institutional Class	$77	$257	$453	$1,018

Portfolio Turnover

The Fund pays transaction costs, such as broker commissions, when it buys and sells equity securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s Adviser seeks to meet the Fund’s investment objective of growth of capital by employing a value investment strategy to its selection of predominantly Large Cap and Mid Cap common stocks for the portfolio.

That investment strategy is built upon three components:

Disciplined Approach – Since the Fund’s inception in 1985, the Adviser has consistently applied its value-oriented investment philosophy and process. This process is driven by strict valuation screening, rigorous company specific research, and stock selection. The Adviser strives to be at or near fully invested.

Risk Aversion – The Adviser’s focus and emphasis on companies selling at low absolute and relative P/E valuations provides risk control. The portfolio is oriented toward financially sound companies that have underperformed and have lost Wall Street’s attention due to low expectations. The Adviser analyzes risk on a company-by-company basis and establishes maximum position constraints in portfolio construction.

Long-Term Orientation – The Adviser’s bottom-up, stock by stock process generally incorporates a 12-36 month investment time horizon while resisting fads, themes and market timing.

While most of the Fund’s assets will be invested in domestic common stock, the Fund may also invest in U.S. traded Large Cap and Mid Cap securities issued by companies organized outside the United States including American Depositary Receipts.

Principal Investment Risks

You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occurs:

•	The stock market goes down

•	Value stocks fall out of favor with the stock market

•	The stock market continues to undervalue the stocks in the Fund’s portfolio

•	The Adviser’s judgment as to the value of a stock proves to be wrong

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risks Associated with Value Investing An investment in the Fund is not by itself a complete or balanced investment program. Because the Adviser seeks securities that are undervalued by the market, there is a risk that the market will not recognize a security’s intrinsic value for a long time. There is also a risk that the securities the Adviser believes are undervalued are actually appropriately priced due to problems that are not yet apparent. In addition, the Fund’s value investment approach can undergo cycles of greater or lesser investor interest and, therefore, may lead to a decrease in the prices of the stocks in the Fund’s portfolio.

General Market Risk You could lose money on your investment in the Fund or the Fund could underperform other investments.

Mid Cap Risk Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies.

Foreign Securities Risk The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

Performance Bar Chart and Table

The following chart illustrates the variability of the returns of the Fund’s Investor Class shares. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Investor

Class performance from year-to-year and how the Fund’s annual returns compare to a broad measure of market performance. The Institutional Class would have substantially similar annual returns to those of the Investor Class because both classes of shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Institutional Class shares have a lower expense ratio. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

The following chart shows the annual total return of the Fund’s Investor Class for the last ten years.

During the periods shown in the chart above, the highest calendar quarterly return was 15.57% (for the quarter ended June 30, 2009) and the lowest quarterly return was –24.81% (for the quarter ended December 31, 2008).

The following table compares the Investor Class average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of shares as of December 31, 2014 to the S&P 500® Index.

Year(s)	1 Year	5 Years	10 Years
Investor Class Return Before Taxes	11.76%	14.70%	7.53%
Investor Class Return After Taxes on Distributions	8.81%	13.93%	6.70%
Investor Class Return After Taxes on Distributions and Sale of Fund Shares	9.11%	11.82%	6.11%
Institutional Class Return Before Taxes[1]	11.94%	14.92%	7.74%

S&P 500 Index (does not reflect deductions for fees, expenses or taxes)	13.69%	15.45%	7.67%

[1]

After-tax returns are required to be disclosed for one class only, therefore, no after-tax returns are shown for the Institutional Class. Performance information for the Institutional Class, first offered on December 9, 2013, is based on the performance of the Investor Class, through December 8, 2013, adjusted for the lower expenses applicable to the Institutional Class. The Institutional Class’ net expense ratio is 0.75% since the Fund Adviser has agreed to reimburse essentially all of the ordinary expenses in excess of 0.75%. For more information about expense reimbursements please see note 1 to the Fees and Expenses tables.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

To obtain updated performance information, please visit the Fund’s website at www.soundshorefund.com or call (800) 551-1980.

Investment Adviser

Sound Shore Management, Inc. is the Fund’s investment adviser.

Portfolio Managers

The Adviser’s portfolio managers are Harry Burn, III, T. Gibbs Kane, Jr., and John P. DeGulis.

Harry Burn, III Co-Chairman of the Adviser, has served as portfolio manager on behalf of the Fund since its inception in 1985.

T. Gibbs Kane, Jr. Co-Chairman of the Adviser, has served as portfolio manager on behalf of the Fund since its inception in 1985.

John P. DeGulis President of the Adviser, has been with the Adviser since January 1996 and has served as a portfolio manager of the Adviser and on behalf of the Fund since 2003.

Purchasing or Selling Your Shares

You may purchase or redeem Fund shares on any business day by mail (Sound Shore Fund, 3435 Stelzer Road, Columbus, Ohio 43219), wire transfer, or telephone at (800) 551-1980. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Investor Class

The standard minimum initial investment for Investor Class Shares, electronic Fund transfers and systematic investment plans is $10,000 and $2,000 for Traditional and Roth IRA Accounts. There is no minimum investment for additional investments except in the case of electronic Fund Transfers and systematic investment plans in which case the minimum is $50. The standard minimum initial investment may be lower if made through certain broker-dealers.

Institutional Class

The minimum initial investment amount is $1,000,000 for Institutional Class shares of the Fund. There is no minimum for subsequent investments in Institutional Class shares. The Fund may reduce or waive the minimum initial investment amount in some cases. Investors purchasing Institutional Class shares through financial intermediaries may be subject to different minimums or charges imposed by such intermediaries.

The minimum initial investment for Institutional Class Shares requirement may be modified or waived in the Fund’s discretion for initial investments: (1) through banks, broker-dealers and other financial institutions in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee; (2) by qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions); (3) by defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code; (4) made in connection with certain mergers and/or reorganizations as approved by the Adviser; or (5) for individual accounts under common control that together aggregate $1,000,000 or more.

Tax Information

The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

FOR MORE INFORMATION

Annual/Semi-Annual/ Reports

The Fund will provide annual/semi-annual reports to shareholders that will provide additional information about the Fund’s investments.

In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting your broker or the Fund at:

SOUND SHORE FUND

PO Box 182218

Columbus, Ohio 43219

(800) 551-1980

The annual/semi-annual reports, SAI and other information are available, without charge, on the Fund’s Web site at www.soundshorefund.com.

Securities and Exchange Commission (“SEC”) Information

Free copies of the annual/semi-annual reports and the SAI are available on the SEC’s Web site at www.sec.gov.

In addition, you can review the annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of SEC in Washington, D.C. You can also get copies of this information, for a fee, by e-mail or by writing to:

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-1520

E-mail address: publicinfo@sec.gov

Investment Company Act File No. 811-4244.

107-PU-0515